SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 1, 2004

SPORTSLINE.COM, INC.

(Exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-23337	65-0470894
(Commission File Number)	(I.R.S. Employer Identification No.)

2200 W. Cypress Creek Road Fort Lauderdale, Florida	33309
(Address of principal executive offices)	(Zip Code)

(954) 489-4000

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

On August 1, 2004, SportsLine.com, Inc. (the “Company”), a Delaware corporation, Viacom Inc., a Delaware corporation (“Viacom”), and Stargate Acquisition Corp. Two, a Delaware corporation and an indirect wholly-owned subsidiary of Viacom (“Merger Subsidiary”), entered into an Agreement and Plan of Merger, dated as of August 1, 2004 (the “Merger Agreement”), a copy of which is attached hereto as Exhibit 2.1 and the terms of which are incorporated by reference herein.

Pursuant to the Merger Agreement, following the satisfaction of certain conditions, including the approval of the Merger (as defined below) by stockholders of the Company representing a majority of the outstanding shares of common stock, par value $.01 per share, of the Company (collectively, the “Shares”) entitled to vote, Merger Subsidiary will be merged with and into the Company or, at the election of Viacom, the Company will be merged with and into Merger Subsidiary (the merger of Merger Subsidiary with and into the Company or of the Company with and into Merger Subsidiary is referred to herein as the “Merger”). In the Merger the stockholders of the Company will be entitled to receive, for each outstanding Share, $1.75 per Share without interest thereon. After consummation of the Merger, the Shares will no longer be traded on the Nasdaq National Market or any other securities exchange and the Company will become a privately-held company.

On August 2, 2004, the Company and Viacom issued a joint press release announcing the execution of the Merger Agreement, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

On August 1, 2004, Viacom entered into Voting and Irrevocable Proxy Agreements with Michael Levy, Kenneth W. Sanders and Mark J. Mariani, who collectively beneficially own approximately 6.4% of the Shares (including Shares issuable upon the exercise of options exercisable within 60 days of August 1, 2004), the form of which is attached hereto as Exhibit 99.2 and the terms of which are incorporated by reference herein.

On August 1, 2004, Viacom and the Company entered into a letter agreement amending its agreement with CBS Broadcasting Inc. (“CBS”) pursuant to which the Company operates its flagship Web site, CBS SportsLine.com, a copy of which is attached hereto as Exhibit 99.3 and the terms of which are incorporated by reference herein. The amendment provides for a deferral of the payment to CBS that was due on August 1, 2004 until the date that is ten trading days after the earlier of the date of (i) the termination in accordance with its terms of the Merger Agreement and (ii) the consummation of the Merger.

On August 1, 2004, Viacom entered into letter agreements with each of Michael Levy, Kenneth W. Sanders and Mark J. Mariani which will be effective upon consummation of the Merger, copies of which are attached hereto as Exhibits 99.4, 99.5 and 99.6, respectively, and the terms of which are incorporated by reference herein.

Item 7.	Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits

2.1	Agreement and Plan of Merger, dated as of August 1, 2004, among SportsLine.com, Inc., Viacom Inc. and Stargate Acquisition Corp. Two

99.1	Text of joint press release of SportsLine.com, Inc. and Viacom Inc. dated August 2, 2004

99.2	Form of Voting and Irrevocable Proxy Agreement, dated August 1, 2004, between Viacom Inc. and each of Michael Levy, Kenneth W. Sanders and Mark J. Mariani

99.3	Letter agreement, dated August 1, 2004, between CBS Broadcasting Inc. and SportsLine.com

99.4	Letter agreement, dated August 1, 2004, between Viacom Inc. and Michael Levy

99.5	Letter agreement, dated August 1, 2004, between Viacom Inc. and Kenneth W. Sanders

99.6	Letter agreement, dated August 1, 2004, between Viacom Inc. and Mark J. Mariani

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPORTSLINE.COM, INC.

Date: August 2, 2004	By:	/s/ KENNETH S. GERSH
Kenneth S. Gersh
Vice President, General Counsel

SPORTSLINE.COM, INC.

INDEX TO EXHIBITS

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of August 1, 2004, among SportsLine.com, Inc., Viacom Inc. and Stargate Acquisition Corp. Two

99.1	Text of joint press release of SportsLine.com, Inc. and Viacom Inc. dated August 2, 2004

99.2	Form of Voting and Irrevocable Proxy Agreement, dated August 1, 2004, between Viacom Inc. and each of Michael Levy, Kenneth W. Sanders and Mark J. Mariani

99.3	Letter agreement, dated August 1, 2004, between CBS Broadcasting Inc. and SportsLine.com, Inc.

99.4	Letter agreement, dated August 1, 2004, between Viacom Inc. and Michael Levy

99.5	Letter agreement, dated August 1, 2004, between Viacom Inc. and Kenneth W. Sanders

99.6	Letter agreement, dated August 1, 2004, between Viacom Inc. and Mark J. Mariani

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